Powering Growth, Delivering Value1 Investor Meetings l September 26, 2017 POWERING GROWTH DELIVERING VALUE

Powering Growth, Delivering Value2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in Part II, Item 1A of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Powering Growth, Delivering Value3 PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing southwest United States Pinnacle West (NYSE: PNW) - Market Capitalization*: $10.0 billion - Enterprise Value*: $15.0 billion - Consolidated Assets: $16.7 billion - Indicated Annual Dividend*: $2.62 - Dividend Yield*: 2.9% Principal subsidiary: - Arizona Public Service Company, Arizona’s largest and longest-serving electric utility Customers: 1.2 million (89% residential) 2017 YTD Peak Demand: 7,367 MW - Previous all time high of 7,236 in July 2006 Generation Capacity: About 6,200 MW of owned or leased capacity (~8,600 MW with long-term contracts) - Including 29.1% interest in Palo Verde Generating Station, the largest nuclear plant in the U.S. - Regulated utility provides stable, regulated earnings and cash flow base for Pinnacle West * As of September 15, 2017

Powering Growth, Delivering Value4 VALUE PROPOSITION We are executing on our financial and operational objectives … Operational Excellence  Top decile safety performance among peers  APS operates the Palo Verde Generating Station  Disciplined cost management Financial Strength  Annual dividend growth target of 5%, subject to declaration at Board of Directors discretion  Strong credit ratings and balance sheet  Rate base growth of 6-7% (2015-2019) Leverage Economic Growth  Arizona’s long-term growth fundamentals remain largely intact, including population growth, job growth and economic development  By 2032 we expect to add 550,000 new customers1 … while also advocating to ensure Pinnacle West and Arizona have a sustainable energy future Integrating Technology to Modernize the Grid  At the forefront of utilities studying and deploying advanced infrastructure to enable reliable and cost-efficient integration of emerging technologies into the grid and with customers Taking Steps to Address Rate Design  Worked with Arizona Corporation Commission and key stakeholders to modernize rates  Comprehensive rate review agreement approved in August 2017, enabling investment in smarter, cleaner energy infrastructure Pinnacle West combines a solid foundation and a clear strategy to build shareholder value through our core utility business 1 Based on the 2017 Integrated Resource Plan filed April 10, 2017.

Powering Growth, Delivering Value5 RENEWABLE RESOURCES APS is a leader in solar Aragonne Mesa Wind 90 MW Snowflake Biomass 14 MW Glendale Landfill Biogas 2.8 MW Salton Sea Geothermal 10 MW • Solar* 1,197 MW • Wind 289 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW APS currently has 1,516 MW of renewable resources: Owned solar includes 170 MW AZ Sun Program, 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; Distributed Generation (DG) includes 25 MW of APS owned. PPA is primarily 250 MW Solana Concentrated Solar Facility. PPA 310 MW DG 673 MW Owned 214 MW APS Solar Portfolio* Yuma Foothills Solar 35 MW * As of Second Quarter 2017 Form 10-Q – with additional 67 MW under development

Powering Growth, Delivering Value6 BATTERY STORAGE Energy storage is important but will only be cost effective in niche circumstances for the next several years APS Projects – Punkin Center, Arizona: 2 X 4MWh Li-ion battery storage systems to be installed in fall 2017 in place of rebuilding 20 miles of distribution lines – Solar Innovation Study: Residential battery installations for purpose of studying ability of solar-coupled systems to lower peak energy demand – Solar Partner Program: 2 X 2MWh Li-ion battery storage systems – 1 at substation, 1 mid-feeder, for purposes of researching battery effects on grid and learning most efficient manner to operate Distribution Substation Substation Storage (Feeder 1) Feeder-level Storage (Feeder 2)

Powering Growth, Delivering Value7 THE GRID IS EVOLVING Technology Distributed Energy Resources Economics Public Policy

Powering Growth, Delivering Value8 SUMMARY • Enabling customer choice • Evolution in employee training and capabilities • Long-term vision • Commitment to strategy Device Deployment/ Training Investment Benefits Solving problems by improving Visibility, Control, Mobility and Human capabilities Visibility Control Mobility Human

Powering Growth, Delivering Value9 APPENDIX

Powering Growth, Delivering Value10 LEADERSHIP TEAM Our top executives have more than 100 combined years of creating shareholder value in the energy industry Don Brandt Chairman & Chief Executive Officer Mark Schiavoni EVP & Chief Operating Officer Bob Bement EVP & Chief Nuclear Officer Jim Hatfield EVP & Chief Financial Officer Jeff Guldner EVP Public Policy & General Counsel

Powering Growth, Delivering Value11 $221 $217 $246 $233 $79 $237 $119 $8 $220 $198 $106 $48 $102 $3 $17 $16 $127 $203 $170 $190 $388 $402 $409 $412 $87 $77 $72 $102 2016 2017 2018 2019 APS CAPITAL EXPENDITURES Capital expenditures are funded primarily through internally generated cash flow ($ Millions) $1,224 $1,337 Other Distribution Transmission Renewable Generation Environmental(1) Traditional Generation Projected $1,139 New Gas Generation(2) • The table does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $30 million in 2016, $27 million in 2017, $15 million in 2018 and $6 million in 2019. • 2017 – 2019 as disclosed in Second Quarter 2017 Form 10-Q. (1) Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q1 2018 (Unit 4) (2) Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019 $1,009

Powering Growth, Delivering Value12 THE GRID IS EVOLVING – DRIVING NEW INVESTMENTS IN TECHNOLOGY Drivers for Change – Traditional grid built for one-way flow – Technology advancements (storage, home energy management) – Changing customer needs and demands – Proliferation of distributed solar energy, which does not align with peak The Modern Grid – New technologies to enable two-way flow – Proactive vs. reactive operations and maintenance – Modern rate structure – New ways to interact with customer – Mobility for our field personnel – Smarter, more flexible real- time system operations – Support consumer products and services – Addresses cybersecurity APS Laying Foundation for the Future – Solar R&D initiatives • Solar Partner Program • Solar Innovation Study – Smart meters fully deployed – Investing in peaking capacity upgrades (Ocotillo) – Evaluating storage/customer-cited technology • Battery pilot investments • Microgrids – Software upgrades for distribution operations and customer service – Ensuring our people have the relevant skill sets • Grid stability, power quality and reliability remain the core of a sustainable electrical system • APS is at the forefront of utilities designing and planning for the next generation electric grid • New technology advances and changing customer needs are transforming the way we use the grid

Powering Growth, Delivering Value13 DISTRIBUTION GRID INVESTMENTS Modernizing the distribution grid with advanced technology investments – resulting in improved reliability for customers and more efficient operations Integrated Volt/VAR Control (IVVC) Smart Meters Advanced Distribution Management System Strategic Fiber Supervisory Controlled Switches Substation Health Monitoring Controls regulators and capacity banks to manage power quality such as power factor and voltage. New technologies such as APS’s Transformer Oil Analysis & Notification (TOAN) system leverage advances in communications and sensing to remotely monitor heath of transformers, enabling proactive maintenance actions to prevent critical failures. Automated switches that can be controlled from Distribution Operations Center (DOC). Allows operations to manage load without sending field personnel to manually operate the switch. Integrated operational platform. Increases efficiency and life of distribution system; improves safety and communication; increases ability to manage overall reliability; and enables Distributed Energy Resources (DER). Grid Operations & Investment $1.2 Billion over next 3 years

Powering Growth, Delivering Value14 Peak* 8,405 MW 9,835 MW 11,410 MW Resource Reductions (Retirements, Expirations) 2017-2022 -487 MW Ocotillo steam unit retirements and Navajo contract expiration -509 MW PPA expirations 2017-2027 -872 MW Ocotillo steam unit retirements, Navajo contract expiration and Cholla coal retirement -1,120 MW PPA expirations 2017-2032 -872 MW Ocotillo steam unit retirements, Navajo contract expiration and Cholla coal retirement -1,133 MW PPA expirations Resource Additions 2017-2022 2,704 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar and storage 2017-2027 5,206 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar and storage 2017-2032 6,923 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar, storage and wind Peak Load Growth 2022 3.4% 2017-2022 20% 2027 3.1% 2017-2027 40% 2032 3.0% 2017-2032 62% RESOURCE PLANNING1 *Normal weather peak, includes planning reserves 2022 Nuclear Coal Natural Gas DSM Utility-Scale Renewable Energy Rooftop Solar Short-Term Market Purchases Storage 1 Data shown is based on the 2017 Integrated Resource Plan filed April 10, 2017. 2027 2032Reference Year 2017* Peak* 7,023 MW

Powering Growth, Delivering Value15 • 10-Year Transmission Plan filed January 2017 (115 kV and above) – 52 miles of new lines – 5 bulk transformer additions • Also includes: – Sun Valley-Morgan 500kV (2018) – North Gila-Orchard 230kV (2021) • 2 of 3 Projects to deliver renewable energy approved by ACC have been completed • Transmission investment diversifies regulatory risk – Constructive regulatory treatment – FERC formula rates and retail adjustor APS TRANSMISSION Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers Legend Planned lines Existing lines Solar potential area Wind potential area Phoenix Flagstaff Tucson

Powering Growth, Delivering Value16 249 357 339 442 610 710 641 783 871 939 523 836 484 680 832 715 1,157 1,158 1,349 1,141 1,002 1,189 1,077 1,168 1,154 760 1,267 1,003 1,291 1,414 1,369 2,043 1,632 1,474 1,325 1,4721,469 1,593 1,865 1,996 2,535 3,910 2,412 4,045 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2014 Applications 2015 Applications 2016 Applications 2017 Applications * Monthly data equals applications received minus cancelled applications. As of August 31, 2017, approximately 66,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling more than 510 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. RESIDENTIAL PV APPLICATIONS* 10 18 22 44 51 57 74 133 97 2009 2011 2013 2015 2017 Residential DG (MWdc) Annual Additions YTD -Aug

Powering Growth, Delivering Value17 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 1 3 5 7 9 11 13 15 17 19 21 23 Over- Generation Generation Minimum Output - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 1 3 5 7 9 11 13 15 17 19 21 23 Generation Minimum Output Over- Generation THE “DUCK CURVE” Distributed generation is changing the load shape of the grid Excess renewables creates over-generation challenges … Hour Hour … and potentially for nuclear generation in the future Current Spring Day Spring Day 2022 Nuclear Output Nuclear Output

Powering Growth, Delivering Value18 0 10,000 20,000 30,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Single Family Multifamily ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business Single Family & Multifamily Housing Permits Maricopa County Above-average job growth in financial services Maricopa County ranked #1 in U.S. for population growth in 2016 - U.S. Census Bureau March 2017 E Scottsdale ranked best place in the U.S. to find a new job in 2017; 4 other valley cities ranked in Top 20 - WalletHub January 2017 Housing construction on pace to have its best year since 2007 Vacancy rates in office and retail space have fallen to pre-recessionary levels Year Over Year Employment Growth 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 U.S. Phoenix

Powering Growth, Delivering Value19 RESIDENTIAL SOLAR VS. APS CUSTOMER LOAD Performance at system peak On June 20th, APS customers hit “peak demand” for 2017 using more than 7,300 MW of electricity 304 100 5 6,136 7,367 6,918 0 2,000 4,000 6,000 8,000 0 100 200 300 400 500 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 M W Hour Ending Residential Rooftop APS Customer Load • 1-2 PM: Customer demand still increasing; rooftop solar peaks and begins to decline • 5-6 PM: Between 5-6 pm, when customer demand reaches peak, rooftop solar producing at approximately 30% of total capacity • 8 PM: Rooftop output near zero, but customer demand still above 6,900 MW of power

Powering Growth, Delivering Value20 OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages $761 $788 $805 $772 $828 $124 $137 $103 $96 $83 $80 2012 2013 2014 2015 2016 2017E PNW Consolidated RES/DSM* $830 - $850 *Renewable energy and demand side management expenses are offset by adjustment mechanisms. ($ Millions)

Powering Growth, Delivering Value21 DIVIDEND GROWTH Pinnacle West’s indicated annual dividend is $2.62 per share; targeting ~5% annual dividend growth $2.10 $2.18 $2.27 $2.38 $2.50 $2.62 2011 2012 2013 2014 2015 2016 2017 2018 Dividend Growth Goal Indicated Annual Dividend Rate at Year-End Projected Future dividends subject to declaration at Board of Directors’ discretion.

Powering Growth, Delivering Value22 Terms to January 2019 Other State Officials ARIZONA CORPORATION COMMISSION * Resigned from the ACC to work for the U.S. Department of Energy. His last day is September 29th. ** Term limited - elected to four-year terms (limited to two consecutive) Tom Forese (R) Chairman Doug Little (R)* ACC Executive Director – Ted Vogt RUCO Director – David Tenney Terms to January 2020 Bob Burns (R)** Andy Tobin (R) Boyd Dunn (R)

Powering Growth, Delivering Value23 2017 RATE CASE ORDER* EFFECTIVE AUGUST 19, 2017 Key Financial Proposals – Base Rate Changes Annualized Base Rate Revenue Changes ($ millions) Non-fuel, Non-depreciation Base Rate Increase $ 87.2 Decrease fuel and Purchased Power over Base Rates (53.6) Increase due to Changes in Depreciation Schedules 61.0 Total Base Rate Increase $ 94.6 Key Financial Assumptions Allowed Return on Equity 10.0% Capital Structure Long-term debt 44.2% Common equity 55.8% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months *The ACC’s decision is subject to requests for rehearing and potential appeal.

Powering Growth, Delivering Value24 Key Proposals – Revenue Requirement Four Corners • Cost deferral order from in-service dates to incorporation of SCRs in rates using a step-increase no later than January 1, 2019 Ocotillo Modernization Project • Cost deferral order from in-service dates to effective date in next rate case Power Supply Adjustor (PSA) • Modified to include certain environmental chemical costs and third-party battery storage Property Tax Deferral • Defer for future recovery the Arizona property tax expense above or below the test year rate Key Proposals – Rate Design Lost Fixed Cost Recovery (LFCR) • Modified to be applied as a capacity (demand) charge per kW for customer with a demand rate and as a kWh charge for customers with a two-part rate without demand Environmental Improvement Surcharge (EIS) • Increased cumulative per kWh cap rate from $0.00016 to a new rate of $0.00050 and include a balancing account Time-of-Use Rates (TOU) • Modified on-peak period for residential, and extra small through large general service to 3:00 pm – 8:00 pm weekdays • After September 1, 2018, a new TOU rate will be the standard rate for all new customers (except small use) Distributed Generation • New DG customers eligible for TOU rate with Grid Access Charge or Demand rates • Resource Comparison Proxy (RCP) for exported energy of $0.129/kWh in year one AZ Sun II • New program for utility-owned solar distributed generation, recoverable through the Renewable Energy Adjustment Clause (RES), to be no less than $10 million per year, and not more than $15 million per year Other Considerations Rate Case Moratorium • No new general rate case application before June 1, 2019 (3-year stay-out) Self-Build Moratorium • APS will not pursue any new self-build generation (with exceptions) having an in-service date prior to January 1, 2022 (extended to December 31, 2027 for combined-cycle generating units) unless expressly authorized by the ACC 2017 RATE CASE ORDER* EFFECTIVE AUGUST 19, 2017 *The ACC’s decision is subject to requests for rehearing and potential appeal.

Powering Growth, Delivering Value25 OCOTILLO MODERNIZATION PROJECT AND FOUR CORNERS SCRs Ocotillo Modernization Project Four Corners SCRs In-Service Dates Units 6, 7 – Fall 2018 Units 3, 4 and 5 – Spring 2019 Unit 5 – Late 2017 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $45 million (through 2019) $30 million (through 2018) Accounting Deferral Cost deferral from date of commercial operation to the effective date of rates in next rate case Cost deferral order from time of installation to incorporation of the SCR costs in rates using a step increase beginning in 2019 • Included in the 2017 rate case Order*, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installing Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards *The ACC’s decision is subject to requests for rehearing and potential appeal.

Powering Growth, Delivering Value26 2017 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Key Recurring Regulatory Filings Lost Fixed Cost Recovery E-01345A-11-0224 Jan 15 Transmission Cost Adjustor E-01345A-11-0224 May 15 2018 DSM/EE Implementation Plan E-01345A-17-0134 Sep 1 2018 RES Implementation Plan E-01345A-17-0224 Jul 1 Decision expected by end of 2017 APS Rate Case E-01345A-16-0036 Aug 18: Decision No. 76295 Aug 19: Effective Date of Rates Resource Planning and Procurement E-00000V-15-0094 April 10: Final 2017 IRP Oct 1: Staff Report Due Reducing System Peak Demand Costs E-00000J-16-0257 --------------- TBD --------------- Review, Modernization and Expansion of Arizona Renewable Energy Standards E-00000Q-16-0289 --------------- TBD --------------- Inquiry into the Role of Forest Bioenergy in Arizona E-00000Q-17-0138 10/19: Workshop 11/18: Report due Review and Modification of Current Net Metering Rules RE-00000A-17-0260 --------------- TBD --------------- Other Key Dates Q1 Q2 Q3 Q4 Arizona State Legislature In session Jan 9 – May 10 (Adjourned)

Powering Growth, Delivering Value27 ENVIRONMENTAL PLAN Regional Haze compliance is the biggest driver of environmental spend over the next few years Regional Haze / BART (SCR) Mercury and Other Hazardous Air Pollutants (ACI + Baghouse) Coal Combustion Residuals EPA Ruling Announced in 1999, with site-specific requirements announced more recently MATS compliance by April 2015, with potential for one-year extension Announced on December 19, 2014 (Subtitle D) Four Corners Units 4 & 5 Approximately $400M for SCRs in 2016-2018 (does not include CAPEX related to 4CA 7% interest) $0 APS estimates its share of incremental costs to comply with the CCR rule for Four Corners is approximately $22 million, and its share of incremental costs for Cholla is approximately $20 million. APS expects to incur certain of these costs during 2016-2018 timeframe. Cholla Units 1-3 On April 26, 2017, APS’s BART Reassessment for Cholla took effect, which avoids the need for additional pollution controls. This BART compliance approach required the closure of Unit 2 by April 2016 and the cessation of coal-burning for Units 1 and 3 by April 2025.1 $8M Navajo Units 1-32 Up to ~$200M for SCRs and baghouses; on March 20, 2017, the Ninth Circuit Court of Appeals denied petitions for review challenging this better-than-BART compliance alternative Approximately $1M Approximately $1M Note: Dollars shown at ownership. Estimates as of June 30, 2017. • Cholla: Unit 1 is not BART-eligible; Unit 2 retired on October 1, 2015; Unit 4 is owned by PacifiCorp. • SO2 NAAQS and greenhouse gas-related costs will be determined based upon EPA rule makings, with no spend occurring before 2016. • ACI = Activated Carbon Injection; NAAQS = National Ambient Air Quality Standard; SCR = Selective Catalytic Reduction control technology 1 Because the parties opposed to this BART compliance approach did not file petitions for review as to the EPA’s final rule, the Cholla BART Reassessment is now effectively final without risk of further judicial intervention. 2 On February 13, 2017, the co-owners of the Navajo Plant voted not to pursue continued operation beyond December 2019, the expiration of the current lease term.

Powering Growth, Delivering Value28 Emissions • 820 MW of coal has been retired including 560 MW at Four Corners Units 1-3 in 2013 and 260 MW at Cholla Unit 2 as of October 1, 2015. • Four Corners: The 2013 transaction to purchase Southern California Edison’s ownership in Units 4 and 5 led to the closure of units 1, 2 & 3. We are currently installing $400 million in pollution control equipment on Units 4 and 5 that is designed to reduce NOx emissions from those units up to 90%. When the new pollution control equipment comes on line in 2018, the total NOx emissions from all APS power plants will be 83% lower than our total NOx emissions were in 2012. • Cholla Power Plant: Closure of Unit 2 as of October 1, 2015 will reduce mercury emissions by 51%, particulates by 34%, NOx by 32%, and CO2 and SO2 by 23% each. We also announced plans to work with the U.S. EPA to stop burning coal at our remaining Cholla units by mid-2025. • Navajo Generating Station: On February 13, 2017, the co-owners voted not to pursue continued operation of the plant beyond December 2019, the expiration of the current lease term (2032 includes NGS generation). COAL FLEET STRATEGY APS’s proactive approach to reducing emissions leads to coal’s expected share of the energy mix being reduced to 11% (970 MW) 3% 8% 13% 13% 12% 18% 26% 33% 21% 11% 25% 17% 2017 2032 P e r c e n t o f P o r t f o l i o M W h Note: RE = Renewable Energy; DE = Distributed Energy; EE = Energy Efficiency Data shown is based on the 2017 Integrated Resource Plan filed April 10, 2017. Gas Coal Nuclear RE + DE EE Short-Term Market Purchase

Powering Growth, Delivering Value29 WATER STRATEGY APS, and Palo Verde in particular, has provided national and international leadership on the use of reclaimed water for power generation 74% 13% 13% Reclaimed Water Groundwater Surface Water APS 2016 Fleet Water Use By Source Type Vision: APS continues to strive for sustainable and cost-effective water supplies for energy production for APS customers. Mission: To execute a strategic water resource management program that provides APS timely and reliable information to manage our water resources portfolio efficiently and effectively, and helps ensure long-term water supplies and water contingency plans for each of our facilities, even in times of extended drought. • Each APS power plant has a unique water strategy, developed to promote efficient and sustainable use of water. In 2016, we reduced groundwater use by 28% compared to 2014 usage, far surpassing our goal of 8%. Water Usage and Intensity: Over the next 10 years, our goal is to reduce water intensity company-wide by 20% compared to a 2014 baseline. Our current initiatives include: • Reducing consumption of non-renewable water resources by 10% in 2017 over 2014 baseline, and • Reducing consumption of non-renewable water resources by 12% in 2018 over 2014 baseline. Palo Verde Generating Station: The only nuclear power plant in the world that is not located next to a large body of water. Instead, it uses treated effluent, or wastewater, from several area municipalities, recycling approximately 20 billion gallons of wastewater each year Ocotillo Modernization Project: State-of-the-art hybrid cooling technology for new units being constructed will decrease water use from 900 gallons per MWh to 140 per gallon, a reduction of more than 80%.

Powering Growth, Delivering Value30 GENERATION PORTFOLIO* Plant Location No. of Units Dispatch COD Ownership Interest1 Net Capacity (MW) NUCLEAR 1,146 MW Palo Verde Wintersburg, AZ 3 Base 1986-1989 29.1% 1,146 COAL 1,672 MW Cholla Joseph City, AZ 2 Base 1962-1980 100 387 Four Corners Farmington, NM 2 Base 1969-1970 63 970 Navajo Page, AZ 3 Base 1974-1976 14 315 GAS - COMBINED CYCLE 1,871 MW Redhawk Arlington, AZ 2 Intermediate 2002 100 984 West Phoenix Phoenix, AZ 5 Intermediate 1976-2003 100 887 GAS - STEAM TURBINE 220 MW Ocotillo Tempe, AZ 2 Peaking 1960 100 220 GAS / OIL COMBUSTION TURBINE 1,088 MW Sundance Casa Grande, AZ 10 Peaking 2002 100 420 Yucca Yuma, AZ 6 Peaking 1971-2008 100 243 Saguaro Red Rock, AZ 3 Peaking 1972-2002 100 189 West Phoenix Phoenix, AZ 2 Peaking 1972-1973 100 110 Ocotillo Tempe, AZ 2 Peaking 1972-1973 100 110 Douglas Douglas, AZ 1 Peaking 1972 100 16 SOLAR 239 MW Hyder & Hyder II Hyder, AZ - As Available 2011-2013 100 30 Paloma Gila Bend, AZ - As Available 2011 100 17 Cotton Center Gila Bend, AZ - As Available 2011 100 17 Chino Valley Chino Valley, AZ - As Available 2012 100 19 Foothills Yuma, AZ - As Available 2013 100 35 Distributed Energy Multiple AZ Facilities - As Available Various 100 25 Gila Bend Gila Bend, AZ - As Available 2015 100 32 Luke Air Force Base Glendale, AZ - As Available 2015 100 10 Desert Star Buckeye, AZ - As Available 2015 100 10 Red Rock Red Rock, AZ - As Available 2016 100 40 Various Multiple AZ Facilities - As Available 1996-2006 100 4 Total Generation Capacity 6,236 MW 1 Includes leased generation plants* As disclosed in 2016 Form 10-K.

Powering Growth, Delivering Value31 PURCHASED POWER CONTRACTS* Contract Location Owner/Developer Status1 PPA Signed COD Term (Years) Net Capacity (MW) SOLAR 310 MW Solana Gila Bend, AZ Abengoa IO Feb-2008 2013 30 250 RE Ajo Ajo, AZ Duke Energy Gen Svcs IO Jan-2010 2011 25 5 Sun E AZ 1 Prescott, AZ SunEdison IO Feb-2010 2011 30 10 Saddle Mountain Tonopah, AZ SunEdison IO Jan - 2011 2012 30 15 Badger Tonopah, AZ PSEG IO Jan-2012 2013 30 15 Gillespie Maricopa County, AZ Recurrent Energy IO Jan-2012 2013 30 15 WIND 289 MW Aragonne Mesa Santa Rosa, NM Ingifen Asset Mgmt IO Dec-2005 2006 20 90 High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 2009 30 100 Perrin Ranch Wind Williams, AZ NextEra Energy IO Jul-2010 2012 25 99 GEOTHERMAL 10 MW Salton Sea Imperial County, CA Cal Energy IO Jan-2006 2006 23 10 BIOMASS 14 MW Snowflake Snowflake, AZ Novo Power IO Sep-2005 2008 15 14 BIOGAS 6 MW Glendale Landfill Glendale, AZ Glendale Energy LLC IO Jul-2008 2010 20 3 NW Regional Landfill Surprise, AZ Waste Management IO Dec-2010 2012 20 3 INTER-UTILITY 540 MW PacifiCorp Seasonal Power Exchange - PacifiCorp IO Sep-1990 1991 30 480 Not Disclosed Not Disclosed Not Disclosed IO May-2009 2010 10 60 CONVENTIONAL TOLLING 1,639 MW CC Tolling Not Disclosed Not Disclosed IO Mar-2006 2007 10 514 CC Tolling Not Disclosed Not Disclosed IO Aug-2007 2010 10 560 CC Tolling Arlington, AZ Arlington Valley IO Dec-2016 2020 6 565 DEMAND RESPONSE 25 MW Demand Response Not Disclosed Not Disclosed IO Sep-2008 2010 15 25 Total Contracted Capacity 2,833 MW 1 UD = Under Development; UC = Under Construction; IO = In Operation* As disclosed in 2016 Form 10-K.

Powering Growth, Delivering Value32 INVESTOR RELATIONS CONTACTS Paul J. Mountain, CFA General Manager, Investor Relations & Audit Services (602) 250-4952 paul.mountain@pinnaclewest.com Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Chalese Haraldsen (602) 250-5643 chalese.haraldsen@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com